UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 22, 2008

LOWE'S COMPANIES, INC.
(Exact name of registrant as specified in its charter)

North Carolina	1-7898	56-0578072
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Lowe's Blvd., Mooresville, NC	28117
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(704) 758-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On August 22, 2008, the Board of Directors of Lowe’s Companies, Inc. (the “Company”) elected S. Thomas Moser, retired Vice Chairman of KPMG LLP, to the Company’s Board of Directors.  The Board of Directors also elected Mr. Moser to the Audit Committee and the Governance Committee.  A copy of the news release announcing Mr. Moser’s election is furnished as Exhibit 99.1 and incorporated herein by reference.

On August 28, 2008, Mr. Moser resigned as a director of the Company at the request of his former employer.  Mr. Moser had no disagreements with the Company on any matter relating to the Company's operations, policies or practices that caused, in whole or part, his resignation.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

                (a)        On August 22, 2008, the Board of Directors approved certain amendments to the Company’s Bylaws.  The amendments make the following changes to the Bylaws, all of which were effective immediately:

            (i)        Article II, Section 2 was amended to provide that special meetings of the shareholders shall be called by the Secretary upon the written request of shareholders owning in the aggregate a majority of the total number of shares of capital stock of the Company outstanding and entitled to vote on the matters or matters to be brought before the special meeting.  Prior to this amendment, a special meeting of shareholders could only be called by the Chairman of the Board or by a majority of the Board of Directors.

            (ii)       Article II, Section 3 was amended to provide that the Board of Directors may designate any place, either within or without the State of North Carolina, as the place of meeting for any annual or special meeting of the shareholders.  Prior to this amendment, Article II, Section 3 provided for the Board of Directors to designate the place of meeting for any annual meeting or for any special meeting “called by the Board of Directors.”  This amendment was made to also allow the Board of Directors to designate the place of meeting for shareholder-requested special meetings.

            (iii)      Article II, Section 4 was amended as follows:

•	to provide that notice of a meeting of shareholders must be given not less than 10 nor more than 60 days before the day of the meeting, by “any means of communication permitted under or authorized by the North Carolina Business Corporation Act, including without limitation, in person; by electronic means; or by mail or private carrier.” Prior to this amendment, Article II, Section 4 provided for notice of a meeting of shareholders by mail only; and

•	to delete the sentence that provided that notice, when mailed, will be deemed to be delivered when deposited in the United States mail, addressed to the shareholder at his address as it appears on the stock transfer books of the Company, with postage thereon prepaid. The sentence was unnecessary because the North Carolina Business Corporation Act already provides that notice to shareholders, when mailed, “is effective when deposited in the United States mail with postage thereon prepaid and correctly addressed to the shareholder’s address shown in the corporation’s current record of shareholders.”

            (iv)     Article II, Section 10 was amended to remove the advance notice provisions for director nominations and shareholder proposals.

NOTE:  The advance notice provisions that were deleted from Article II, Section 10 were separated into two new provisions, Article II, Section 11 and Article II, Section 12.  Section 11 contains the advance notice provisions relating to director nominations and Section 12 contains the advance notice provisions relating to shareholder proposals.  The amendments to the Bylaws set forth below describe amendments to the advance notice bylaw provisions that were formerly included in Article II, Section 10.

                               (v)      Article II, Section 11 was amended as follows.

•
to provide that the notice required to be submitted by a shareholder for director nominations must disclose (A) the name and address, as they appear on the corporation’s books, of such shareholder “and any Shareholder Associated Person,” (B) the number of shares of the corporation which are owned of record or beneficially by such shareholder “and by any Shareholder Associated Person with respect to the corporation’s securities and (C) any derivative positions held of record or beneficially by the shareholder and any Shareholder Associated Person and whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding has been made, the effect or intent of which is to increase or decrease the voting power of, such shareholder or any Shareholder Associated Person with respect to the corporation’s securities.”

•
to provide that a “Shareholder Associated Person” of any shareholder means “(A) any person controlling, directly or indirectly, or acting in concert with, such shareholder, (B) any beneficial owner of shares of stock of the corporation owned of record or beneficially by such shareholder and (C) any person controlling, controlled by or under common control with such Shareholder Associated Person”; and

•
to provide that a shareholder must comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder with respect to the matters set forth in Section 11.

                            (vi)     Article II, Section 12 was amended as follows:

•
to provide that business, in order to be properly brought before a meeting of shareholders, must be brought (a) by or at the direction of the Board of Directors or (b) by a shareholder “or another person authorized to act for him or her as proxy who has given timely notice in writing to the Secretary”;

•
to provide that if a shareholder who has given timely notice in writing to the Secretary of business to be brought before the meeting intends to authorize another person to act for him or her as proxy to present the proposal at the meeting, the shareholder must give notice of such authorization in writing to the Secretary not less than three business days before the date of the meeting, including the name and contact information for such person;

•
to provide that the notice required to be submitted by a shareholder for business to be brought before an annual meeting must disclose, as to each matter the shareholder proposes to bring before the meeting, among other things, (A) the name and address, as they appear on the corporation’s books, of such shareholder “and any Shareholder Associated Person,” (B) the number of shares of the corporation which are owned of record or beneficially by such shareholder “and by any Shareholder Associated Person with respect to the corporation’s securities, (C) any derivative positions held of record or beneficially by the shareholder and any Shareholder Associated Person and whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding has been made, the effect or intent of which is to increase or decrease the voting power of, such shareholder or any Shareholder Associated Person with respect to the corporation’s securities”; and (D) any material interest of such shareholder “or any Shareholder Associated Person” in such business other than his interest as shareholder of the corporation; and

•
to provide that a shareholder must comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder with respect to the matters set forth in Section 12.

            (vii)      Article III, Section 2 was amended to provide that the Board of Directors must each year, prior to the annual meeting, determine by appropriate resolution the number of directors which will constitute the Board of Directors for the ensuing year, and, “continuing until after the annual meeting in 2010,” the number of directors which will constitute the class of directors being elected at such annual meeting.  This clause was added to make the Bylaws consistent with the Company’s Articles of Incorporation, which have been amended to provide for the phased-in elimination of the classified structure of the Board of Directors.  As amended, the Company’s Articles of Incorporation provide for the annual election of all directors beginning with the Company’s 2011 annual meeting of shareholders.

            (viii)     Article III, Section 5 was amended as follows:

•	to provide that regular meetings of the Board of Directors may be held without notice;

•	provide that notice of special meetings of the Board of Directors must be given “at least two days before the meeting, by any usual means of communication, including without limitation, in person; by telephone, facsimile, electronic mail, or other electronic transmission; or by mail or private carrier.” Prior to this Amendment, Article III, Section 5 provided that notice of any special meeting must be given by mail at least five days before the meeting or by facsimile or telephone at least two days before the meeting; and

•	to provide that notice will be deemed effective at the earliest of the following:

-	when received, or, in the case of oral notice, when actually communicated to the director;
-	when deposited in the United States mail, as evidenced by the postmark or postage meter date, if mailed with postage thereon prepaid and correctly addressed;
-	if by facsimile or other electronic transmission, by acknowledgment by the director or the director’s agent or representative of receipt of the electronic transmission; or
-	on the date shown on the confirmation of delivery issued by a private carrier, if sent by private carrier to the address of the director last known to the corporation.

Prior to this amendment, Article III, Section 5 provided that notice was deemed effective, if mailed, when deposited in the mail properly addressed with postage thereon prepaid and correctly addressed, and if given by facsimile or telephone, at the time the facsimile was transmitted or of the telephone call itself.

(ix)    Article III, Section 14 was amended as follows:

•	to amend the restriction on the authority of the Executive Committee to declare dividends or authorize distributions to provide that the Executive Committee will not have the power to declare dividends or authorize distributions, “except according to a formula or method, or within limits, prescribed by the Board”; and

•	to remove the restriction on the authority of the Executive Committee to fix the compensation of directors.

            (x)     Article III, Section 16 was amended to change the references to the “Compensation and Organization Committee” to the “Compensation Committee” to reflect the change in the committee’s name.

            (xi)    Article III, Section 19 was amended to provide that the compensation of non-employee directors must be recommended to the Board of Directors “or appropriate committee thereof” by the Chief Executive Officer.

            (xii)     Article IV, Section 8 was adopted to provide that an officer’s or director’s rights to advancement of expenses and indemnification provided for in the Company’s Bylaws are contract rights and neither the amendment nor repeal of such rights, nor the adoption of any provision of the Articles of Incorporation or the Bylaws of the Company, nor, to the fullest extent permitted under or authorized by the North Carolina Business Corporation Act, any modification of law, will eliminate or reduce the effect of the rights to advancement of expenses and indemnification in respect of any acts or omissions occurring prior to such amendment, repeal, adoption or modification without the affected individuals’ express written consent.

The amended and restated Bylaws are attached as Exhibit 3.1.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits
       3.1           Bylaws of Lowe’s Companies, Inc., as amended and restated

       99.1         News Release of Lowe’s Companies, Inc., issued August 22, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOWE’S COMPANIES, INC.

Date: August 28, 2008	By: /s/ Matthew V. Hollifield ____
Matthew V. Hollifield
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Bylaws of Lowe’s Companies, Inc., as amended and restated

99.1	News Release of Lowe’s Companies, Inc., issued August 22, 2008